UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2017

INVENTRUST PROPERTIES CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3025 Highland Parkway

Downers Grove, Illinois 60515

(Address of Principal Executive Offices)

(855) 377-0510

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On August 10, 2017, Mr. J. Michael Borden notified InvenTrust Properties Corp. (the “Company”) that he is resigning as Chairperson of the board of directors (the “Board”) of the Company, effective August 14, 2017. Mr. Borden will remain a member of the Board. His resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Interim Chair

Following the resignation of Mr. Borden as Chairperson of the Board, the Board appointed current director, Paula Saban, as Interim Chairperson of the Board effective August 14, 2017.

Paula Saban has been a Director of the Company since October 2004. She brings more than 25 years of financial services and banking industry experience to her leadership role. Ms. Saban began her career in 1978 with Continental Bank, which later merged into Bank of America. From 1978 to 1990, she held various consultative sales roles in treasury management and traditional lending areas, managed client service teams and developed numerous client satisfaction programs. In 1990, Ms. Saban began designing and implementing various financial solutions for clients with Bank of America’s Private Bank and Banc of America Investment Services, Inc. Her clients included top management of publicly held companies and entrepreneurs. In addition to managing a diverse client portfolio, Ms. Saban was responsible for client management and overall client satisfaction. She retired from Bank of America in 2006 as a Senior Vice President/Private Client Manager. Together with her husband, Ms. Saban owns a construction products company, Newport Distribution, Inc., of which she is secretary and treasurer, and a principal stockholder.

In light of Ms. Saban’s experience in financial services and banking, among other things, the Board believes that Ms. Saban has the necessary experience and insight to serve as interim Chairperson of the Board.

On August 16, 2017, the Company issued a press release announcing the resignation of Mr. Borden as Chairperson of the Board and the appointment of Ms. Saban as Interim Chairperson. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of InvenTrust Properties Corp. dated August 16, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InvenTrust Properties Corp.

Date: August 16, 2017	By:	/s/ Thomas McGuinness
	Name:	Thomas McGuinness
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release of InvenTrust Properties Corp. dated August 16, 2017